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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 10, 2004
                                                        ------------------


                           CAMCO FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                      0-25196                     51-0110823
 ------------                   ----------                  ------------
(State or other            (Commission File No.)       (IRS Employer I.D. No.)
jurisdiction of
 incorporation)

                    6901 Glenn Highway, Cambridge, Ohio 43725
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:          (740) 435-2020
                                                    --------------------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.    Entry into a Material Definitive Agreement.
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                  On September 10, 2004, Advantage Bank ("Advantage"), an Ohio
commercial bank and wholly-owned subsidiary of Camco Financial Corporation, entered into a Purchase and Assumption Agreement (the "Agreement") with Peoples Bank, National Association, a national bank located in Marietta, Ohio ("Peoples"). The Agreement provides for the sale to Peoples of certain deposit liabilites and loans associated with the Ashland and Summit, Kentucky branches of Advantage. A press release was issued announcing the execution of the Agreement and is attached hereto as Exhibit 99.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits.
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(c)      Exhibits.

      99  Press Release of Camco Financial Corporation dated September 10, 2004.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CAMCO FINANCIAL CORPORATION



                                   By:  /s/ Richard C. Baylor
                                        ------------------------------
                                        Richard C. Baylor
                                        President and Chief Executive Officer


Date:  September 13, 2004



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                                INDEX TO EXHIBITS


   Exhibit
    Number                         Description

      99   Press Release of Camco Financial Corporation dated
           September 10, 2004. Included herewith.


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